FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.



                                 CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934







Date of Report (Date of earliest event reported): October 9, 2000



                           PARAMARK ENTERPRISES, INC.
               (Exact name of registrant as specified in charter)


         Delaware                        0-23026                    22-3261564
-------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)


                                One Harmon Plaza
                           Secaucus, New Jersey 07094
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (201) 422-0910



(Former name or former address, if changed since last report)

Item 5. Other Events.

         On October 9, 2000, Paramark Enterprises, Inc. (the "Company") entered into an asset purchase agreement (the "Rich Products Agreement") with Rich Products Manufacturing Corporation ("Rich Products"), pursuant to which the Company will sell its bakery operations located in El Cajon, California which represents a majority of the Company's operating assets. On October 9, 2000, the Company also entered into a license agreement with Rich Products through which the Company granted Rich Products a license to assume full operational control of the El Cajon bakery facility as of October 9, 2000.

         The Rich Products Agreement provides for a purchase price aggregating $2,182,750 inclusive of a payment for inventory. The aggregate purchase price will be paid as follows: $182,750 by October 20, 2000, $1,000,000 upon the closing of the Rich Products Agreement, $1,000,000 payable in semiannual installments over a period of four (4) years. Rich Products is also assuming approximately $285,000 in equipment lease related debt. In addition, pursuant to the terms of the Rich Products Agreement, Rich Products will enter into consulting agreements with Charles Loccisano, Alan Gottlich and Wayne Sorensen, the Company's Chairman and CEO, President and CFO, and Bakery General Manager, respectively. These consulting agreements provide for compensation to Messrs. Loccisano, Gottlich and Sorensen over a four year term in an annual amount of $50,000, $30,000 and $20,000, respectively.

         On October 9, 2000, the Company entered into an asset purchase and sale agreement (the "Brooks Street Agreement") with Brooks Street Companies, Inc. ("Brooks Street"), pursuant to which the Company sold the remainder of its bakery operations to Brooks Street.

         The Brooks Street Agreement provided for a purchase price in the form of the assumption by Brooks Street of approximately $75,000 in equipment lease related debt, the purchase of inventory by Brooks Street in the amount of $12,500 and the agreement by Brooks Street to make royalty payments to the Company, over a period of four (4) years, equal to 5% of net sales of pull-apart cakes to existing customers of the Company plus 1 1/2% of net sales of pull-apart cakes to new customers of Brooks Street. The closing of both transactions are subject to certain conditions precedent including the approval of the Company's shareholders, although both Rich Products and Brooks Street have been given immediate conditional control over the assets they are respectively acquiring from the Company.

         Following the closings of these transactions outlined above, the Company currently intends to liquidate pursuant to a plan of liquidation. The Company intends to use the net proceeds received from the Rich products and the Brooks Street transactions as follows: $1,332,750 towards the reduction of outstanding indebtedness, $125,000 towards the expenses of the transactions and $225,000 towards working capital. The Company currently intends to distribute the remaining net proceeds to it's shareholders over a period of four (4) years pursuant to the plan of liquidation. Following completion of the Rich Products and Brooks Street transactions and prior to implementing the plan of liquidation, the Company intends to explore various options available to the Company. The Board of Directors reserves the right to terminate the plan of liquidation following shareholder approval to the extent any of the options explored by the Company are financially beneficial to the Company's shareholders.

         The foregoing summaries of the Rich Products Agreement and the Brooks Street Agreement are only a brief description of the agreements and are qualified in their entirety by the detailed provisions of the agreements which are filed as exhibits hereto and are incorporated herein by reference.

         Certain statements contained in this Current Report regarding matters that are not historical facts are forward-looking statements. These statements relate to future events or the Company's future performance. These statements are only predictions. Because such forward-looking statements include risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, the risk factors listed in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999. Any of these risks and uncertainties could cause the Company's actual results to differ materially from historical earnings and those presently anticipated or projected. As a result, potential investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made.

Item 7. Financial Statements and Exhibits.

        (c)     Exhibits.

        Number  Title

        10.20 Asset Purchase Agreement dated as of October 9, 2000 by between Rich Products Manufacturing Corporation, Paramark Enterprises, Inc. and Starbake, Inc., a wholly owned subsidiary of Paramark Enterprises, Inc.

        10.21 License Agreement dated as of October 9, 2000 by between Rich Products Manufacturing Corporation, Paramark Enterprises, Inc. and Starbake, Inc., a wholly owned subsidiary of Paramark Enterprises, Inc.

        10.22   Consulting   Agreement   between  Rich  Products   Manufacturing
                Corporation and Charles Loccisano.

        10.23   Consulting   Agreement   between  Rich  Products   Manufacturing
                Corporation and Alan Gottlich.

        10.24   Consulting   Agreement   between  Rich  Products   Manufacturing
                Corporation and Wayne Sorensen.

        10.25 Assets Purchase and Sale Agreement dated as of October 9, 2000 by between Brooks Street Companies, Inc., Paramark Enterprises, Inc. and Starbake, Inc., a wholly owned subsidiary of Paramark Enterprises, Inc.

        99.5    Press release dated October 18, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                   Paramark Enterprises, Inc.
                                                   (Registrant)



                                                   By:  /s/ Alan S. Gottlich
                                                   Alan S. Gottlich
                                                   President


Dated:            October 18, 2000

                                  Exhibit Index

        Number  Title

        10.20 Asset Purchase Agreement dated as of October 9, 2000 by between Rich Products Manufacturing Corporation, Paramark Enterprises, Inc. and Starbake, Inc., a wholly owned subsidiary of Paramark Enterprises, Inc.

        10.21 License Agreement dated as of October 9, 2000 by between Rich Products Manufacturing Corporation, Paramark Enterprises, Inc. and Starbake, Inc., a wholly owned subsidiary of Paramark Enterprises, Inc.

        10.22   Consulting   Agreement   between  Rich  Products   Manufacturing
                Corporation and Charles Loccisano.

        10.23   Consulting   Agreement   between  Rich  Products   Manufacturing
                Corporation and Alan Gottlich.

        10.24   Consulting   Agreement   between  Rich  Products   Manufacturing
                Corporation and Wayne Sorensen.

        10.25 Assets Purchase and Sale Agreement dated as of October 9, 2000 by between Brooks Street Companies, Inc., Paramark Enterprises, Inc. and Starbake, Inc., a wholly owned subsidiary of Paramark Enterprises, Inc.

        99.5    Press release dated October 18, 2000.